EXHIBIT 10.2

CONVERSION AGREEMENT

THIS CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 5, 2006, by and among AEOLUS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the parties who are signatories hereto.

RECITALS

WHEREAS, the Company is contemplating the issuance and sale of shares (the “Shares”) of its common stock (the “Common Stock”) and warrants to purchase shares of Common Stock in a private placement (the “Private Placement”) to EFFICACY BIOTECH MASTER FUND LTD. (“Efficacy”) and RONIN CAPITAL, LLC (“Ronin”) pursuant to that certain Subscription Agreement, dated as of even date herewith, by and among the Company, Efficacy and Ronin (the “Subscription Agreement”);

WHEREAS, the Subscription Agreement contemplates that the Shares shall be sold at a purchase price of $0.50 per share;

WHEREAS, pursuant to Section 6(d) of the Company’s Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Designations”), in the event the Company shall issue or sell (or be deemed to have issued or sold) certain shares of its Common Stock (a “Trigger Security”) for a consideration per share that is less than the then-applicable conversion price (the “Conversion Price”) of the Company’s Series A Preferred Stock (the “Series A Preferred”), then effective as of the close of business on the first effective date of such sale or issuance (the “Effective Time”), the Conversion Price shall be automatically reduced to the lowest price per share at which any such Trigger Security was issued or sold or deemed to have been issued or sold;

WHEREAS, the Conversion Price is currently $1.00 per share;

WHEREAS, each Share shall be a Trigger Security pursuant to the terms of the Certificate of Designations, whereby the sale of the Shares at a purchase price (the “Purchase Price”) of less than $1.00 per share in the Private Placement shall trigger an automatic reduction of the Conversion Price to the Purchase Price, effective as of the Effective Time;

WHEREAS, it is a condition to consummate the Private Placement that the holders of all of the Company’s outstanding shares of Series A Preferred (the “Series A Holders”) execute and deliver this Agreement whereby they agree that all of their outstanding shares of Series A Preferred shall automatically convert into shares of Common Stock immediately after the Conversion Price is reduced to $0.50 per share in accordance with Section 6(a) of the Certificate of Designations as a result of the first sale or issuance of the Shares in the Private Placement; and

WHEREAS, the Series A Holders wish to assist the Company in proceeding with the Private Placement and, in connection therewith, desire to effect the conversion of their Series A Preferred into Common Stock as set forth herein.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement, for good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, hereby agree as follows:

1.  Agreement to Convert. Provided Efficacy and Ronin purchase at least $5 million of Shares from the Company in the Private Placement in the aggregate, then, in accordance with Section 6(a) of the Certificate of Designations, each Series A Holder hereby converts all shares of its Series A Preferred into shares of Common Stock, effective immediately following and contingent upon the effectiveness of the adjustment of the Conversion Price from $1.00 per share to $0.50 per share triggered by the first closing of the Private Placement (the “Adjustment”), as provided under Section 6(d) of the Certificate of Designations. Subject to the foregoing sentence, this Agreement constitutes written notice to the Company by each Series A Holder that such Series A Holder elects to convert its shares of Series A Preferred into Common Stock, as required under Section 6(a) of the Certificate of Designations.

2.  Third Party Beneficiaries.  It is the clear intent of the Company and the Series A Holders that Efficacy and Ronin be the intended third party beneficiaries for purposes of this Agreement and that the principal benefits and remedies under or by reason of this Agreement be conferred upon Efficacy and Ronin.  This Agreement will be fully enforceable in every respect, at law or in equity, by Efficacy and Ronin, or either of them as the intended third party beneficiaries hereunder.  This Section 2 shall survive the termination of this Agreement.

3.  Sunset. Notwithstanding anything to the contrary set forth herein, this Agreement and all obligations hereunder shall terminate at 5:00 p.m. Pacific Time on June 30, 2006 if none of the Shares have been issued or sold as of such time.

4.  Registration of Additional Shares. The Company hereby acknowledges that pursuant to Section 2(a)(ii) of that certain Registration Rights Agreement made and entered into as of November 21, 2005, by and among the Company and certain investors listed on the signature pages thereto, the Company is required to effect a registration for resale pursuant to a registration statement filed with the Securities and Exchange Commission the additional shares of Common Stock issuable upon conversion of the Series A Preferred as a result of the Adjustment.

5.  Miscellaneous.

(a)  Entire Agreement; Binding Effect. This Agreement constitutes the entire agreement of the parties hereto related to the matters set forth in Sections 1 through 4 hereof, and supersedes all prior agreements between such parties, whether written or oral, related to such subject matter. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

(b)  Amendment; Waiver. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by each of the parties hereto.

(c)  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts among California residents entered into and performed entirely within California.

(d)  Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.

(e)  Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AGREEMENT as of the date first written above.

COMPANY: AEOLUS PHARMACEUTICALS, INC.

By:	/s/ Richard P. Burgoon, Jr.
Name: Richard P. Burgoon, Jr. Its: Chief Executive Officer

EFFICACY: EFFICACY BIOTECH MASTER FUND LTD.
By:	/s/ Efficacy Capital Ltd. Its: Investment Manager
By:	/s/ Mark P. Lappe
Name: Mark P. Lappe Title: Managing Partner

RONIN: RONIN CAPITAL, LLC

By:	/S/ John Stafford
Name:	John Stafford III
Title:	CEO

[SIGNATURE PAGE TO CONVERSION AGREEMENT]

SERIES A HOLDERS: XMARK OPPORTUNITY FUND, L.P.
By:	/s/ David C. Cavalier
Name:	David C. Cavalier
Its:	COO

XMARK OPPORTUNITY FUND, LTD.
By:	/s/ David C. Cavalier
Name:	David C. Cavalier
Its:	COO

XMARK JV INVESTMENT PARTNERS, LLC
By:	/s/ David C. Cavalier
Name:	David C. Cavalier
Its:	COO

[SIGNATURE PAGE TO CONVERSIONAGREEMENT]

BIOTECHNOLOGY VALUE FUND, L.P. By: BVF Partners L.P., its General Partner
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

BIOTECHNOLOGY VALUE FUND II, L.P. By: BVF Partners L.P., its General Partner
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

BVF INVESTMENTS, L.L.C. By: BVF Partners L.P., its Managing Partner By: BVF Inc., its General Partner
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

INVESTMENT 10 L.L.C. By: BVF Partners L.P., its Managing Partner By: BVF Inc., its Attorney-In-Fact
By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

[SIGNATURE PAGE TO CONVERSION AGREEMENT]

BIOMEDICAL OFFSHORE VALUE FUND, LTD.
By:	/s/ David P. Gerber
Name:	David P. Gerber
Its:	Chief Financial Officer

 [SIGNATURE PAGE TO CONVERSION AGREEMENT]